Exhibit 99.1

December 2021 CONFIDENTIAL Medicines f or A ddi c tion June 9, 2023 CONFIDENTIAL Jefferies Healthcare Conference

This presentation includes statements that are, or may be deemed, ‘‘forward - looking statements.’’ In some cases, these forward - looking statements can be identified by the use of forward - looking terminology, including the terms “believes,” “might,” estimates,” “approximately,” “expects,” “anticipates,” “intends,” “estimates,” “plans,” “seeks,” “may,” “should,” “could,” “would,” “will”, “future,” “likely,” “goal,” “continue,” “appears,” “suggests,” “ongoing,” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward - looking statements contain these words. Forward looking statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting alcohol addiction, disruption or delay to our ongoing clinical trial and business operations as a result of the novel coronavirus (COVID - 19) pandemic, the strength and breadth of our intellectual property, our ongoing and planned clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us. By their nature, forward - looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated . Although we believe that we have a reasonable basis for each forward - looking statement contained in this presentation, we caution you that forward - looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward - looking statements contained in this presentation . In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward - looking statements contained in this presentation, they may not be predictive of results or developments in future periods . Any forward - looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law . You should read carefully our “Cautionary Note Regarding Forward - Looking Statements” and the factors described in the “Risk Factors” sections of our Annual Report on Form 10 - K for the year ended December 31, 202 2 and any subsequent reports that have been filed with the Securities and Exchange Commission (the “SEC”) to better understand the risks and uncertainties inherent in our business. 2 Forward Looking Statements ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION

Adial is a clinical - stage biopharmaceutical company focused on the treatment and prevention of addictions and other unmet medical needs. V ision 3 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION

Alcohol Use Disorder is a Major Public Health Problem in the U.S. 4 In the U.S. alone, an estimated 35 MILLION people SUFFER FROM AUD , resulting in significant health, social and financial costs • Leading cause of death ages 15 – 49 • 31% of driving fatalities due to alcohol use • Contributes to over 200 different diseases • Costs U.S. economy approximately $250 billion annually • 50% increase in prevalence from 2002 to 2013 Despite these enormous costs, just over 7% seek help, but less than 5% AUD cases are treated by a health care practitioner 3 5M people suffer from AUD Sources: The Lancet Sep. 2018; 35 million based upon the 2012 data provided in Grant, et. al., JAMA Psychiatry, Epidemiology of DSM - 5 AUD, 2015;72(8):757 - 766 adjusted to reflect a compound annual growth rate of 1.13%, which is the growth rate reported by U.S. Census Bureau for the general adult population from 2012 - 2017. NIAAA Alcohol Facts & Statistics. www.cdc.gov/features/costsofdrinking/index.html accessed Sep. 10. 2017. NIH study finds alcohol use disorder on the increase, June 3, 2015. ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Failure to help people with AUD is a major health, social and financial problem:

Significant Segment of Market Not Being Addressed in U.S.

- The **vast majority** of patients that have AUD remain *undiagnosed* and *untreated*, creating a large market opportunity for a product that can address patient needs
- AUD is a potentially **multi-billion dollar** market with limited competition & unmet need (accounts for ~5.3% of deaths worldwide and ~5.1% of disease worldwide)
- The Lancet reports that alcohol is the **number one cause of death** in the U.S. & globally among both men and women ages 15 to 49 years


~2.7M patients seeking treatment AUD
35M
Patients with AUD

Due to limitations of existing therapies, over 95% of people with AUD do not receive medical treatment

Sources: Prevalence of AUD over 12-months as reported by Grant, et. al., JAMA Psychiatry, Epidemiology of DSM-5 AUD, 2015;72(8):757-766.

Sources: NIAAA Alcohol Facts & Statistics. www.cdc.gov/features/costsofdrinking/index.html accessed June 3, 2020. The Lancet Sep. 2018., WHO Fact Sheets www.who.int/news-room/fact-sheets/detail/alcohol

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AUD Represents U nmet Medical Need in Europe In Europe, approximately 55 MILLION HAVE AUD • Highest proportion drinkers and highest intake of alcohol in the world • 14.7% of the world’s population yet accounts for 25% of world alcohol consumption • Almost 1M deaths annually • Alcohol responsible for 1 in 4 young adult deaths (ages 20 - 24) Sources: WHO Global status report on alcohol use - https://www.euro.who.int/en/health - topics/disease - prevention/alcohol - use 5 5M people suffer from AUD 5 5M people suffer from AUD 6 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION High level of prevalence and consequences:

Abstinence is often the only goal, and current therapies require abstinence prior to initiating therapy • Causes a mismatch between problem and solution • Abstinence requires dramatic changes and often serious work and social consequences Patients face extreme solutions • Req uire significant lifestyle changes – e.g., Abstinence – e.g., Vivitrol is injected by physician • Need to avoid friends, family and social events • Social & professional damage for admitting problem Significant side effects of current therapies • Mental — Nausea, dizziness, psychiatric disorders and depressive symptoms • Physical — Vomiting, abdominal pain, arthritis and joint stiffness Data show that current therapeutic solutions are ineffective • 90% of patients do not achieve long - term abstinence • AUD largely goes untreated … fears of stigmatization and beliefs that treatment is ineffective may explain the lack of AUD treatment in the U.S. Abstinence Barrier Side Effect Barrier Efficacy Barrier Ease of Use & Stigmatization Barriers Sources: JAMA Psychiatry, Epidemiology of DSM - 5 AUD, 2015. Dodes, et. al., The Sober Truth: Debunking the Bad Science Behind 12 - Step Programs and the Rehab Industry, 2014 7 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Current Market Solutions are Failing Major characteristics of current therapeutic approaches are significant barriers to patient adoption

Patients want to live their current life but with control and dignity; they do not want a life make - over Patients are Not Satisfied with Current Options They Do Not Want • Side effects • Painful injections • Public humiliation by admission of problem • Numerous visits to a doctor or other therapies • Self help group sessions They Want Their Life Improved • Stick to their drinking plan • Not fight with friends and family • Not embarrass themselves • Not feel bad the next day • Not miss work and other events in their life • Avoid other negative consequences (e.g., auto accidents, etc.) • Reduce the monetary costs • Attend events where there is alcohol 8 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Adial’s market research indicates that patients are not satisfied with current options

AD04 is believed to interfere with the dopamine reward system and lead to reduced alcohol intake Sources: Barnes, NM and Sharp, T, 1999; Dawes, MA et al., 2005b; Johnson, BA et al., 1993; Johnson, BA and Cowen, PJ, 1993; Lovinger, DM, 1991, 1999a; Swift, RM et al., 1996; Tomkins, DM et al., 1995 Novel Mechanism of Action for Treating AUD Studies suggest that blockade of serotonin - 3 receptors will influence the dopamine reward system activated by alcohol, decreasing dopamine release and attenuating alcohol craving s Reduced Serotonin - 3 Receptor Signaling D ec r e ased Cravings Reduced Release of Dopamine 9 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION

AD04 is an u ltra - low dose (0.33 mg/tab.) formulation of ondansetron • Ondanstron is widely used for nausea and vomiting at much higher doses (brand name: Zofran) • Ondansetron is well - characterized and has been on the market since 1991 with a good safety profile at high doses given acutely (from 4 mg oral to 16 mg i.v.) Limited threat of off - label use of Zofran for AUD • Lack of Efficacy – Efficacy not seen at Zofran doses in clinical testing • Safety Concerns – Warning for cardiovascular side effects at higher doses Phase 2b trial of AD04 in AUD completed • Trial met primary and secondary endpoints ONWARD Phase 3 trial of AD04 in AUD completed • 302 - patient randomized double - blind, placebo - controlled study • Limited side effects observed • Pre - specified patient sub - groups responded extraordinarily well to AD04 10 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION AD04/Ondansetron Well - Characterized, Widely Used

Designed to reduce craving in order to effectively curb alcohol intake Brings 20+ year record of acute clinical use with positive safety and tolerability profile Maximal patient compliance, ease of use & increased effect Ends need for abstinence, a major hurdle in starting & continuing pharmacologic therapy Takes treatment from detox clinics & group therapy - realizes patients’ desire of reduced drinking Companion genetic biomarker test identifies the patients likely to benefit from AD04 New Me chanism of Action (MOA) for treating AUD Good safety profile, high tolerability Oral daily dosing (twice - a - day now, once - a - day expected) Reduction of heavy drinking target indication Lowers the stigma of AUD and empowers the patient Genetic Tests for Precision Medicine Designed to address needs of patients who desire to control their drinking but cannot/will not undertak e abstinence or significant side effects ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION 11 AD04 is Designed to Meet the Market Need And Allow Management of Heavy Drinking

Genetic Test Expected to Drive Market Uptake The g enetic test is expected to increase prescription fill rate and compliance • Physician conversation with patient • First step of a test vs. a drug • Patient buy - in to treatment after positive test • Potential of increased compliance resulting in maximal effect Precision Medicine Enables: ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION 12

AD04 Expected Unique Profile Compared to Currently Approved Products

Key expected unique selling points drive AD04 differentiation – Expected to meet patient needs

	AD04*	EU only Selincro**	Vivitrol	Campral	Revia	Antabuse
Novel Mechanism of Action	✔	✘	✘	✘	✘	✘
Oral Dosing	✔	✔	✘	✔	✔	✔
Designed to reduce Heavy Drinking	✔	✔	✔	✘	✘	✘
No Abstinence Requirement	✔	✔	✘	✘	✘	✘
Genetic Targeting	✔	✘	✘	✘	✘	✘

AD04 addresses key unmet medical needs in AUD market

*AD04 is not yet approved for marketing and product characteristics shown as those expected based on currently available data and current plans. In all cases, the characteristics shown are fully qualified based on future data and regulatory approval.

** Taken as needed; all others are on a time regiment of at least daily or are a monthly injection (i.e. Vivitrol)..

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• 3 patent families under prosecution • Licensed patents issued in >40 countries, including U.S., Europe & Eurasia • Includes obesity, drug addiction, smoking, anxiety and related disorders • Use of ultra - low dose ondansetron (0.33 mg/tab.) pursuant to AD04’s proposed label • Use of ondansetron to treat any of the four genotypes in the panel • Potential competitors should be unable to modify the genetic panel without expensive and long clinical trials While ondansetron’s chemical composition is currently off - patent, Adial has an IP strategy surrounding the following : Multiple licensed patents to protect AD04 Marketing ondansetron under AD04 label expected to violate the patents & there should be no other label for marketing the AD04 dose – Competitors Prohibited 14 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Strong IP Protection Through at Least 2031 Patents expected to prohibit competitors from bringing ondansetron to market for AUD at any dose

ONWARD Phase 3 Study Conducted in Europe

Trial design

- Randomized, double-blind, placebo-controlled, parallel-group multicenter study
- Patients were screened for the appropriate genotypes via an inexpensive, standard blood test to determine eligibility for treatment with AD04
- **Primary End Point: PHDD change from baseline (months 5 & 6)**
- **Eligibility Criteria (n=302)**
  - ≥6 HDDs in 4 weeks prior to Baseline Visit
  - ≥40g EtOH per day for males or ≥20g EtOH for females 4 weeks prior to Screening Visit
  - ≤14 consecutive abstinent days
  - DSM-V Moderate- or Severe- AUD
  - No withdrawal symptoms
  - No in nor out-patient treatment w/in 28 days prior to Baseline Visit



Conducted in **six countries** in Central/Eastern Europe



37%
63%
Very Heavy Drinker
Heavy Drinker

Group 1: Heavy drinker (< 10 drinks/drinking day): ~63% of trial participants

Group 2: Very heavy drinker (> 10 drinks/drinking day: ~37% of trial participants



≥10 DDD
<10 DDD
Randomization
Supp. with psychosocial counseling
0.33mg AD04 BID
Placebo BID
Grace Period (4 mo.)
Assessment Period (2 mo.)

Source: Company filings, presentations.
Note: DDD = Drinks per Drinking Day; HDD = Heavy Drinking Day; PHDD = Percentage of Heavy Drinking Days; EtOH = Alcohol. HDD is defined as >= 60g of EtOH for M and >=40g of EtOH for FM; ctrl = controlled.
(1) Adial ONWARD Phase 3 Trial results (publication pending).

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Specific Patient Sub - Groups Responded Well in ONWARD 16 E uropean Endpoint Genotype DDD Category Treatment Arm Placebo Arm Total PHDD (E . U . Endpoint) (4) P - value at Months 5&6 AG ( rs1150226) <10 43 37 80 0.024 (0.011 in Mo 6) LL/TT ( rs47955441/rs1042173) <10 39 39 78 0.608 (0.552 in Mo 6) AC ( rs17614942) <10 30 31 61 0.031 (0.018 in Mo 6) GG ( rs1176713) <10 17 20 37 0.251 (0.248 in Mo 6) Source: Company filings, presentations. Note: DDD = Drinks per Drinking Day; HDD = Heavy Drinking Day; PHDD = Percentage of Heavy Drinking Days; EtOH = Alcohol. HDD is defined as >= 60g of EtOH for M and >=40g of EtOH for FM; ctrl = controlled. (1) Adial ONWARD Phase 3 Trial results (publication pending). • Primary End Point: PHDD change from baseline (months 5 & 6) • Patients in Group 1: Heavy drinker (< 10 drinks/drinking day): 63% of trial participants • Heavy drinkers with AG and/or AC genotype responded extraordinarily well to AD04 treatment • No significant contraindications, warnings, nor adverse events ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Post Hoc Data Analysis Based on European Endpoint

Specific Patient Sub - Groups Responded Well Based on U.S. Endpoint 17 Post Hoc Analysis of U.S. Endpoint Genotype DDD Category Treatment Arm (2) Placebo Arm Total Responder Analysis (U.S. Endpoint) (3) P - Value at Months 5&6 AG+ <10 37 30 67 0.02 1 0 LL+/TT+ <10 29 29 58 0. 619 AC+ <10 25 25 50 0. 329 GG+ <10 12 12 24 0. 116 Responder Analysis (1) (AG+ <10DDD) • U.S. Primary End Point: Responder Analysis, defined as the percentage of patients with 0 HDDs in the treatment arm versus placebo at a specific time point. • AG+ subjects showed statistically significant separation from placebo (p=0.02 1 0 in Months 5 & 6 ) • The percentage of 0 HDD patients in the treatment arm appears to increase linearly during the study period of 6 months • Analysis of data from patients in Group 1: Heavy drinker Source: Company filings, presentations. Note: DDD = Drinks per Drinking Day; HDD = Heavy Drinking Day; PHDD = Percentage of Heavy Drinking Days; EtOH = Alcohol. HDD is defined as >= 60g of EtOH for M and >=40g of EtOH for FM; ctrl = controlled. (1) R esponder analysis is defined as the percentage of patients with 0 HDDs in the treatment arm versus placebo at a specific time point. (2) The U.S. responder analysis excludes individuals who did not have recorded measurements during the assessment period which in turn results in lower sample sizes for some genotypes. (3) Adial analysis of Phase 3 Trial results. ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Post Hoc Data Analysis Based on U.S. Endpoint

Clear Path Forward in U.S. Based on Post Hoc Analysis of ONWARD 18 • Incorporate outcomes from the ONWARD trial • Refined design to focus on specific genotypes • Incorporate feedback from Type C meeting with FDA Planned Phase 3 trial(s) AG+ patient population represents an estimated 14% of the AUD population & GG + represents about 6% By extending Phase 3 U.S. trial beyond 6 months there is a high probability of also showing statistical significance with the G G+ genotype Phase 2 & Phase 3 trial results make it clear that pursuing the AG+ genotype is practical (79% of AC+ subjects also have AG) If significance is achieved in both (AG & GG), the label would cover an estimated 20 % of the AUD population; a broader label is possible pending FDA discussion and final trial design ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION

Europe Update 19 Advancing discussions with five European country - level regulatory authorities • Sweden March 2023 • Germany April 2023 • United Kingdom W ritten feedback in Q 2 23 • Finland Confirmation date pending • France Confirmation date pending • Country - level approach provides more regulatory shots on goal • To gain a clear understanding from each regulatory authority regarding the most expeditious path to approval in each European country • Insight into if additional trials would be required • In ongoing discussions with potential commercial partners in Europe • Targeting partners that have the capability to accelerate AD04’s path to market and maximize impact in Europe ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION

Summary – Clinical development strategy 20 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Rapidly advancing AD04 clinical program based on promising data and feedback from regulatory agencies ONWARD Phase 3 clinical trial data showed that AD 04 achieved a statistically significant mean reduction in heavy drinking days among the pre - specified group of “heavy drinkers . ” Additional analysis of ONWARD data allowed refinement of genetic panel to target specific modulators of the serotonin 3 receptor A & B subunit genotypes that outperformed others . After detailed discussions with several U . S . regulatory and clinical experts, Adial submitted a Type C meeting request with the FDA to get commitment on the clinical development plan . The meeting was held in Q 2 2023 . Meetings held with regulatory authorities for Sweden, Germany and the United Kingdom to clarify regulatory path in Europe . Future trial designs will incorporate feedback from regulatory agencies as well as outcomes from the ONWARD trial Regulatory feedback indicates that even though a single additional trial with convincing data may suffice for approval, it would be a review issue for the agencies following trial completion to determine if the data was sufficient for approval . Adial believes conducting two trials in parallel may be the best strategy to minimize risk , optimize timing & costs and improve probability of regulatory authority acceptance and approval in the US and Europe

Partner Status 21 • Advancing discussions with potential strategic partners that could fund: • Phase 3 clinical program • Commercialization of AD04 assuming a successful regulatory outcome • Primary Targets - companies with commercial capabilities or pipeline development capabilities in: Alcohol Therapeutics, Addiction, Psychiatry, Neurology, and niche Orphan CNS • Secondary Targets - companies focused on DTP (Direct to Patient) and DTC (Direct to Consumer) Health Platforms • Fully integrated capabilities with telemedicine, behavioral health, genetic screening, and product fulfillment • Direct to patients with obesity, anxiety, depression, obesity and other mental health diagnosis. • Tertiary Targets - companies with a commercial focus where excessive alcohol consumption may be the primary cause of downstream health effects such as hypertension, obesity, alcohol induced steatohepatitis, and other comorbidities. • Currently in discussions under CDA with several companies that have expressed interest in both the U.S. and European markets and are currently reviewing data and regulatory feedback received ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Discussions with potential partners progressing

A small percentage of the potential market would make AD04 a commercial success 1 AD04 Target Market Patients with AUD & with AD04 Target Genetics Low Hanging Fruit Patients seeking treatment for AUD & with AD04 Target Genetics Color Key: Assuming only 20 % of patients are treatable with AD04, based on the genetic test, the total potential annual revenue for AD04 in the U.S. alone is $ 40 Billion 1 $ 3.4 B Patients seeking treatment for AUD $ 40 Billion 22 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION US Market Target Market – Total Potential Annual Gross Revenue

Revised Corporate Strategy 23 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Target genotypes identified; regulatory discussions advancing; attractive U.S. commercial opportunity now the primary focus Clear path forward that incorporates outcomes from previous trials, regulatory feedback and includes a modified design that focuses on heavy drinkers with specific genotypes Refinement of genetic panel increases the probability of success in future trials by targeting those genotypes that outperformed others in previous studies This approach gives us a high level of confidence that we will be able to meet FDA’s pre - specified primary endpoint and the European endpoint The genotypes are part of the existing genetic panel used to qualify patients for AD 04 , are easily identified and are estimated to exist in about 20 % of the AUD population based on patient screening in our trial . For this specific patient population, AD 04 performs extraordinarily well . Healthcare payer research following the completion of the ONWARD trial suggests that unit pricing for AD 04 could be more than double the previous assumptions for the U . S .. The sale of our preclinical subsidiary Purnovate’s assets and business better positions us to execute our outlined strategy and extends our cash runway Overall, Adial is now focused on a refined, well - researched, and commercially attractive plan for AD 04 with a primary focus in the U . S .

Next steps 24 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Finalize plans to achieve potential commercial launch by end of 2026 Finalize Clinical Development Plan Final decision on conducting one or two Trials Finalize Costs (current estimate $ 8 - $ 12 million per trial) Timeline completion Review study protocol and statistical analysis plan with FDA and EMA Finalize Partnering process and funding requirements

Management Team Joseph Truluck , MBA C hief F inancial O fficer Bankole A. Johnson, D.Sc., M.D. C hief Medical Officer Cary J. Claiborne Chief Executive Officer 25 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Experienced personnel in key positions John R. Martin, J.D. Chief Legal Officer Schuyler Vinzant VP Development

Board of Directors 26 ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Great Blend of leadership, finance, and life science experience Tony Goodman Managing Director/Founder, Keswick Group Cary J. Claiborne Chief Executive Officer, Adial Kevin Schuyler Chairman of the Board Senior Managing Director, Cornerstone Partners J. Kermit Anderson Chief Financial Officer & Vice President, Cumberland Development Company; Robin Gilliland Principal, Keller Enterprises James W. Newman, Jr. Chairman & President, Medical Predictive William B. Stilley Chief Executive Officer, Adovate

Building an Addiction Focused Pharmaceutical Company ADIAL PHARMACEUTICALS INC. | MEDICINES FOR ADDICTION Lead product for AUD • Large market with unmet need • Late - stage oral drug (Phase 3) • Companion diagnostic designed to identify responders • Seeking 505(B)(2) path to regulatory approval • Low - cost manufacturing • Licensed patent protection through 203 1 Potential indication expansion opportunities for AD04 (opioid use disorder, obesity, others) Experienced and qualified management team 27

C o n t a c t : GENERAL INQUIRES info@adialpharma.com INVESTOR RELATIONS Crescendo Communications, LLC Chrysler Building 405 Lexington Ave, 9th Fl New York, NY 10174 T: 212 - 671 - 1021 ADIL@crescendo - ir.com find us @adialpharma adialpharma.com MEDIA RELATIONS Russo Partners , LLC 215 Park Ave South Suite 1905 New York, NY 1000 3 T: 817 - 371 - 0654 Adial@RussoPR.com